UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2020 (February 7, 2020)

Riot Blockchain, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 6th Street, Suite 401,
Castle Rock, CO 80104
(Address of principal executive offices)

(303) 794-2000
(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RIOT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

Effective as of February 7, 2020, Riot Blockchain, Inc. (“Riot” or the “Company”) and its Chief Executive Officer and acting Chief Financial Officer, Jeffrey G. McGonegal (the “Executive”) entered into an Amended and Restated Executive Employment Agreement (the “Amended and Restated McGonegal Employment Agreement”) pursuant to which the Executive agreed to continue to serve as the Company’s Chief Executive Officer through February 7, 2021. The Executive will also continue to serve as the Company’s acting Chief Financial Officer. The Amended and Restated McGonegal Employment Agreement amends and restates in its entirety the former Executive Employment Agreement by and between the Executive and the Company dated as of February 5, 2019, as previously reported by the Company on its Current Report on Form 8-K filed on February 11, 2019. According to the terms of the Amended and Restated McGonegal Employment Agreement, the Executive will receive a prorated annual salary of Three Hundred Thousand Dollars ($300,000), as well as Two Hundred Nine Thousand Seven Hundred Ninety (209,790) restricted stock units (“RSUs”), convertible on a one-for-one basis into shares of the Company’s Common Stock. The RSUs granted pursuant to the Amended and Restated McGonegal Employment Agreement are subject to the terms and conditions of the Riot Blockchain, Inc. 2019 Equity Incentive Plan (the “Plan”) and vest in four (4) equal quarterly installments, with each quarterly installment vesting as of the end of each quarter during the term of the Amended and Restated McGonegal Employment Agreement. The Company will settle vested RSUs in accordance with the terms of the Amended and Restated McGonegal Employment Agreement and the Plan.

The foregoing description of the Amended and Restated McGonegal Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated McGonegal Employment Agreement, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

About Riot Blockchain

Information reported in this Current Report on Form 8-K is limited to the scope of the information reportable under a Current Report on Form 8-K under the rules and regulations of the Commission. Please refer to the additional information concerning the Corporation referenced in the following notices and safe harbor provision for material risks and other uncertainties.

Item 9.01. (d) Exhibits.	Financial Statements and Exhibits.

Exhibit Number	Description
10.1	McGonegal Employment Agreement by and between Riot Blockchain, Inc. and Jeffrey G. McGonegal, dated as of February 7, 2020.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT BLOCKCHAIN, INC.

By:	/s/ Jeffrey McGonegal
Jeffrey McGonegal
Chief Executive Officer

Date: February 10, 2020